Exhibit 99.1

Bear Stearns & Co. 15th Annual Global Credit Conference Deck Slone Vice President, Investor Relations & Public Affairs John Drexler Vice President, Finance & Accounting May 17, 2006 New York Arch Coal, Inc. Growing Responsibly

Forward-looking information This presentation contains "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather- related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding special items and earnings per fully-diluted share excluding special items. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

Arch Coal Overview Second largest U.S. coal producer Leading position in all three major low-sulfur basins Reserve base totaling 3.1 billion tons Produces 100% low-sulfur coal Supplies roughly 12% of U.S. coal needs Provides source fuel for roughly 6% of U.S. electricity Operates large, geographically diverse, modern mines Recognized leader in safety and environmental performance Source: ACI

Arch is a leader in each of the nation's principal low-sulfur basins Central Appalachia Western Bituminous Region Powder River Basin Source: ACI

Source: Raymond James Economic growth around the world is putting pressure on energy markets

PRB Coal WBIT Coal CAPP Coal Natural Gas Crude Oil 0.8 1.75 2.4 6.6 14.15 Even at today's higher spot prices, coal remains a bargain vs. competing fuels Price per million BTUs FOB the mine (2007 delivery) or wellhead (June futures) (Coal prices as quoted in Coal Daily as of 5/5/06; NYMEX crude oil and natural gas prices as of 5/9/06)

Coal (Net generation by fuel type in billion megawatt-hours) Coal will fuel most new electricity demand over the next 25 years 2005 2030 Source: EIA Nuclear 2005 2030 Natural Gas 2005 2030 Hydro 2005 2030 Renewables 2005 2030 Crude Oil 2005 2030 2,041 3,381 774 871 752 993 267 303 116 264 115 115

First level of demand: Economic growth will drive increased utilization of coal fleet Source: EIA & ACI calculations Capacity factors at U.S. coal-fired power plants 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 ACI estimates maximum effective capacity = 85%

Second level of demand: Plans for 90 GW of new coal-fueled capacity Source: Platts Advanced Development Under Construction Announced capacity translates into another 310 mm tons of estimated annual coal consumption # Plants MW (000s) Tons (in mm) Proposed 75 50 174 Early Development 33 19 65 Advanced Development 28 16 53 Under Construction 13 5 18 Total 149 90 310

Third level of demand: BTU conversion technologies could create new markets Source: ACI Potential to convert coal into pipeline- quality natural gas Technology in use around the world to convert coal into ultra-low-sulfur diesel and other transportation fuels Coal is the most likely source of hydrogen in a hydrogen-based economy Gasification Liquefaction Hydrogen

1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 U.S. coal production 612.7 560.9 602.5 598.6 610 654.6 684.9 697.2 670.2 781.1 829.7 823.8 838.1 782.1 895.9 883.6 890.3 918.8 950.3 980.7 1029.1 996 997.5 945.4 1033.5 1033 1063.9 1089.9 1117.5 1100.4 1073.6 1127.7 1094.3 1071.8 1112.1 1127 = Source: EIA & EEI Modest U.S. coal production growth has contributed to stronger market 69-79 +37% 79-89 +26% 89-99 +12% 99-05 +2% U.S. coal production was up an estimated 1.3% in 2005 per EIA, vs. an est. 3.6% increase in electric generation per EEI. growth in production

Source: MSHA/Platts Major supply shifts are underway in U.S. coal market Powder River Basin (430 mm) Western Bituminous (77 mm) Northern Appalachia (140 mm) Illinois Basin (92 mm) Central Appalachia (232 mm) Gulf Lignite (54 mm) Northern Lignite (30 mm) Four Corners (42 mm) Southern Appalachia (21 mm) 2005 Regional Production Producing Basin Tons (mm) Percent Powder River Basin +124 +41% Central Appalachia -55 -19% Northern Appalachia -14 -9% Illinois Basin -19 -17% Western Bituminous +6 +9% Producing Basin Tons (mm) Percent Gulf Lignite -3 -6% Four Corners +3 +9% Northern Lignite +1 +3% Southern Appalachia -4 -17% Other -1 -1% Change in Output by Region since 1997

Power plant stockpiles are at historic lows Source: EIA & ACI estimates 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 Historical and estimated power plant stockpile levels at end of March (in days of supply) Arch estimates that coal-fired power plants had 42 days of fuel supply at the end of March 2006, vs. a 57-day average for the preceding 15 years. (est.)

Btu/lb. Avg. lbs. SO2 SO2 Cost/Ton (per mm Btu) ($600 Allowance Price)* Powder River Basin 8,800 0.8 $ 4.22 Western Bituminous 11,700 0.9 6.32 Central Appalachia 12,250 1.5 11.03 Northern Appalachia 12,750 3.8 29.07 Illinois Basin 11,200 4.5 30.24 Source: Platts, Air Daily & ACI calculations *Average price as of 5/9/06 Low-sulfur coal is capturing a significant premium in marketplace

Railroad performance is expected to improve over time Western rails have facilitated doubling in joint line capacity since 1992 Plan to add nearly 75 miles of third and fourth main line tracks to the PRB joint line by 2008 These expansions are projected to increase joint line capacity by 75 million tons Third main track being added on 18- mile section of joint line adjacent to Black Thunder CANAC has been retained to recommend how to take joint line to 490 mm tons of capacity Source: ACI & Public Sources Coal Creek Arch Coal Black Thunder Arch Coal Belle Ayr Foundation Cordero-Rojo Kennecott Caballo Peabody Buckskin Kiewit Eagle Butte Foundation Rawhide Peabody Dryfork Western Fuels Wyodak Western Fuels Jacobs Ranch Kennecott Antelope Kennecott North Antelope / Rochelle Peabody

Arch recorded a strong first quarter 1Q06 1Q05 2005 2004 Tons sold 31.7 37.0 140.2 123.1* Revenues $634.6 $600.5 $2,508.8 $1,907.2 Net income 60.7 6.6 22.5 106.5 Earnings Per Fully Diluted Share (EPS) 0.84 0.07 0.35 1.78 Adjusted EBITDA 140.0 76.9 290.1 354.8 Adjusted EBITDA Excluding Special Items 140.0 86.8 $304.8 265.6 * Includes Canyon Fuel Company tonnage after July 31, 2004 Source: ACI (in millions, except per share data) Financial Summary Note: Reconciliation appears on last page of handout

12/31/2000 12/31/2001 12/31/2002 12/30/2003 12/31/2004 3/31/2006 Competitor #1 Competitor #2 Competitor #3 Arch Coal reclamation 442.5 422.8 156.8 177.4 postretirement 1709.7 1037.8 107.1 44.4 workers comp 620.1 271.9 121 63.7 CNX BTU MEE Total Debt as Percentage of Capitalization Legacy Liabilities of Largest U.S. Coal Companies at 12/31/05 (in mm) Arch has one of the industry's strongest balance sheets Source: SEC filings compiled by ACI $2,772 $1,733 $385 $285 Reclamation OPEBs Workers' Comp

Compliance Low Sulfur High Sulfur Reserves 0.8 0.07 0.13 Arch has a unique mix of eastern and western low-sulfur reserves Source: ACI 80% of Arch's 3.1 billion-ton reserve base is compliance quality PRB (1,942) Compliance Low Sulfur Reserves 0.98 0.02 High Sulfur Reserves 1 Compliance Low Sulfur High Sulfur Reserves 0.37 0.37 0.26 WBIT (469) ILB (257) CAPP (409) Reserves by region (in mm tons) Compliance Low Sulfur High Sulfur Reserves 0.95 0.03 0.02

CAPP (incl. Magnum) PRB Western Bituminous 2005 Productivity in tons per employee-shift Arch's large, modern mines are among the industry's most productive Industry Avg. excl. Arch Arch Coal Arch Coal Arch Coal Source: MSHA/Platts +17% +9%* +10% *Arch impacted by West Elk mine shutdown in 4Q05 Industry Avg. excl. Arch Industry Avg. excl. Arch *

Arch is focused on operating the industry's safest mines *MSHA Mine Injury and Worktime Quarterly Statistics 1999 2000 2001 2002 2003 2004 2005 Arch Coal 2.52 2.58 1.57 2.21 1.96 1.4 0.88 Industry Average 5.5 5.59 4.83 4.93 4.37 3.86 3.49 Industry 5-Year Average = 4.30* Arch Coal 5-Year Average = 1.60 Accident Rates Ranked by Lost-Time Incidents Per 200,000 employee-hours worked *

Arch is a demonstrated leader in environmental performance Arch honored with 2005 and 2004 U.S. Department of Interior "Director's Award," the nation's top reclamation honor Arch earned U.S. Department of the Interior "National Good Neighbor Award" in 2004 Arch Coal subsidiaries has received West Virginia's top reclamation honor, the "Greenlands Award," for past four years Arch has won 25 state and national awards in past five years Source: ACI

Percent change in spot prices by basin Based on prices quoted in Coal Daily (5/5/06) Arch's average per-ton realization by basin vs. current spot price * Includes a premium of approximately $0.80 per ton vs. benchmark for ultra- low-sulfur Black Thunder coal, based on an SO2 allowance price of $600 Operating Region Targeted Sales Per-Ton Realization Spot Prices per Ton (in mm tons) (2005) (2007 delivery) Powder River Basin 100+ $8.21 $15.20* Western Bituminous 20+ $19.01 $40.50-$41.45 Central Appalachia 13-14 $42.73 $51.75-$58.00

Arch is layering in new contracts while maintaining exposure to market dynamics Source: ACI Unpriced tons (in millions, at 3/31/06) 2006 2007 2008 Committed/Priced 15 60 90 Committed/Unpriced Uncommitted/Unpriced 13-17 55-65 85-95

Maintenance Productivity Major Expansion Reserve Capex 165 70 185 130 Maintenance/Replacement ($165 million) Major Expansion Projects ($185 million) $550 Million Projected for 2006 Capital Spending Arch has the financial flexibility to support maintenance and organic growth projects Expansion projects: Mountaineer II longwall mine, Spruce surface mine, Skyline's North Lease longwall mine, Coal Creek surface mine Reserve additions: Little Thunder federal lease reserve payment Identified expansion projects will boost wholly owned production by around 20 million tpy in 2007 Productivity Enhancements ($70 million) Reserve Additions ($130 million) Source: ACI

Arch is pursuing unique organic growth opportunities Coal Creek surface mine in Powder River Basin Idle since September 2000 Located on joint rail line system Targeting 15 mm tons on annualized basis Mountain Laurel longwall mine in Central Appalachia One of best remaining low-sulfur reserves in East Ramps up to full production in second half of 2007 With Spruce surface mine, targeted production of 8 mm tons Skyline longwall mine in Western Bituminous Region Demand for Western Bituminous coal has surged Should ramp up to 3 mm TPY production in mid-2006 Source: ACI

Key drivers for future value creation Rapid growth and supply constraints in China and India are putting pressure on world energy markets Perceived value of a Btu is climbing U.S. coal consumption continues to exceed production Vast majority of Arch's production resets to market- based pricing over the next three years Arch is pursuing attractive organic growth opportunities New coal-based technologies hold promise for future Source: ACI

Arch Western Resources Arch Coal, Inc. Growing Responsibly

Arch Western Resources in brief Fourth largest coal company in U.S. by tonnage Joint venture created in 1998, 99% owned by Arch Coal and 1% owned by BP p.l.c. Four operating coal mines and two in process of restarting 2.4 billion tons of reserves - 97% compliance quality 105.8 mm tons of coal sold in 2005 Represents 9% of U.S. production Fuel source for 5% of domestic electricity Revenue of $1.1 billion and EBITDA of $284.4 mm in 2005 Source: ACI Note: Reconciliation appears on last page of handout

2005 Sales BTUs SO2 Reserves1 Compliance (in mm tons) (per pound) (lbs/mm BTU) (in mm tons) (% of reserves) Black Thunder 87.6 8,800 0.7 1,513 97% Coal Creek - 8,400 0.8 236 100% West Elk 5.9 11,900 1.0 130 99% Canyon Fuel2 12.4 11,700 0.9 145 96% Other - 9,500 0.8 384 87% Arch Western Resources 2 Arch Coal, Inc. holds 35% of Canyon Fuel Source: ACI 1 Assigned & unassigned

AWR summary financial results 1998 2001 2002 2003 2004 2005 1Q06 Sales Volume (in mm of tons) Source: ACI 1998 2001 2002 2003 2004 2005 1Q06 Sales Revenue (in $mm)

Arch Western Resources summary financial results Adjusted EBITDA 1998 2003 2004 2005 1Q06 Source: ACI Note: Reconciliation appears on last page of handout

Arch Western recent financial results Source: ACI ($ millions) Note: Reconciliation appears on last page of handout

AWR Debt ACI Note Source: ACI Arch Western credit statistics Note: Reconciliation appears on last page of handout

Arch Western is an integral part of Arch Coal Arch Western managed as an integral part of Arch Coal Coal reserve acquisitions at ACI subleased to AWR Senior Notes rated BB- / Ba3 Senior Notes not guaranteed by ACI, but inter-company note is pledged as collateral Source: ACI

Arch Coal, Inc. Q&A Discussion Progressive. Responsible. Vital. Growing.